UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019
CARDIOVASCULAR SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Old Highway 8 Northwest
St. Paul, Minnesota 55112-6416
(Address of Principal Executive Offices and Zip Code)

651 259-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, One-tenth of One Cent ($0.001) Par Value Per Share	CSII	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2019, the Board of Directors of Cardiovascular Systems, Inc. (the “Company”) elected Stephen Stenbeck as a Class III director. The Board of Directors also appointed Mr. Stenbeck as the Chair of the Audit, Risk Management and Finance Committee (the “Audit Committee”), effective immediately upon the expiration of Brent Blackey’s term as a Class II director of the Company, which expires at the Annual Meeting of Stockholders to be held on November 13, 2019. As previously disclosed, Mr. Blackey will no longer serve as a director following the expiration of his term at the Annual Meeting. As Chair of the Audit Committee, Mr. Stenbeck will also be the Company’s audit committee financial expert.

Mr. Stenbeck was not elected to the Board of Directors pursuant to any arrangement or understanding between him and any other person. Mr. Stenbeck has not been a party to, nor has he had a direct or indirect material interest in, any transaction with the Company during the current or preceding fiscal year. In connection with his service as a director, Mr. Stenbeck will participate in the Company’s Board of Directors compensation program for the year ending June 30, 2020. Accordingly, for the fiscal year ending June 30, 2020, Mr. Stenbeck will receive annual retainers of $45,000 and $22,000 for his Board and Audit Committee service, respectively, which Mr. Stenbeck has elected to receive in shares of the Company’s common stock, and a Restricted Stock Unit (“RSU”) award with a value of $145,000, each pro-rated for the portion of fiscal 2020 for which Mr. Stenbeck will serve as a director. The RSU is payable in cash or shares of the Company’s common stock, at the Company’s discretion, within 30 days after the six month anniversary of the termination of Mr. Stenbeck’s Board membership. In addition, Mr. Stenbeck executed the Company’s standard Indemnification Agreement for directors.

On November 12, 2019, the Company issued a press release announcing these changes to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated November 12, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 12, 2019

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Alexander Rosenstein
Alexander Rosenstein General Counsel and Corporate Secretary